Exhibit 23(a)


                        SELIGMAN GLOBAL FUND SERIES, INC.

                             ARTICLES SUPPLEMENTARY

            Seligman Global Fund Series, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation") and registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: (a) The total number of shares of capital stock of all classes of the Seligman Emerging Markets Fund of the Corporation (the "Emerging Markets Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into five classes designated as Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Emerging Markets Series. The number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Emerging Markets Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such class and y equaled one-fifth of the authorized but unissued shares of Common Stock of all classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D and Class I Common Stock of the Emerging Markets Series did not exceed the authorized number of shares of Common Stock of the Emerging Markets Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such class.

            (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Emerging Markets Series into the following classes, has provided for the issuance of shares of such classes and has set the following terms of such classes:

            (1) The total number of shares of all classes of stock which the Emerging Markets Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the Emerging Markets Series shall have six classes of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Class I Common Stock and Class R Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock, of Class D Common Stock, of Class I Common Stock and of Class R Common Stock of the Emerging Markets Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such class and y equals one-sixth of the authorized but unissued shares of Common Stock of all classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D and Class I Common Stock of the Emerging Markets Series shall not exceed the authorized number of shares of Common Stock of the Emerging Markets Series (i.e.,

      400,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any class of Common Stock of the Emerging Markets Series shall be referred to herein individually as a "Emerging Markets Class" and collectively, together with any further class or classes from time to time established, as the "Emerging Markets Classes".

            (2) All Emerging Markets Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

                  (A) Class A shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                  (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection
            (H) below, each Emerging Markets Class B share shall convert automatically into Emerging Markets Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such Emerging Markets Class B share; such conversion shall be effected on the basis of the relative net asset values of Emerging Markets Class B shares and Emerging Markets Class A shares as determined by the Corporation on the date of conversion.

                  (C) Class C shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (E) Class I shares will not be subject to any front-end sales loads or contingent deferred sales charges.

                  (F) Class R shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (G) Expenses related solely to a particular Emerging Markets
            Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Emerging Markets Classes) shall be borne by that Emerging Markets Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Emerging Markets Class.

                  (H) At such time as shall be permitted under the Investment
            Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the Emerging Markets Series, shares of a particular Emerging Markets Class may be automatically converted into shares of another Emerging Markets Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

                  (I) As to any matter with respect to which a separate vote of any Emerging Markets Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (G) above), such requirement as to a separate vote by the Emerging Markets Class shall apply in lieu of single Emerging Markets Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Emerging Markets Classes shall vote together as a single Emerging Markets Class on any such matter that shall have the same effect on each such Emerging Markets Class. As to any matter that does not affect the interest of a particular Emerging Markets Class, only the holders of shares of the affected Emerging Markets Class shall be entitled to vote.

            SECOND: (a) The total number of shares of capital stock of all classes of the Seligman Global Growth Fund of the Corporation (the "Global Growth Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into four classes designated as Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Global Growth Series. The number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Global Growth Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such class and y equaled one-fifth of the authorized but unissued shares of Common Stock of all classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D and Class I Common Stock of the Global Growth Series did not exceed the authorized number of shares of Common Stock of the Global Growth Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such class.

            (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Global Growth Series into the following subclasses, has provided for the issuance of shares of such classes and has set the following terms of such classes:

            (1) The total number of shares of all classes of stock which the Global Growth Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the Global Growth Series shall have six classes of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Class I Common Stock and Class R Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock, of Class D Common Stock, of Class I Common Stock and of Class R Common Stock of the Global Growth Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such class and y equals of the authorized but unissued shares of Common Stock of all classes; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D, Class I and Class R Common Stock of the Global Growth Series shall not exceed the authorized number of shares of Common Stock of the Global Growth Series (i.e., 400,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any class of Common Stock of the Global Growth Series shall be referred to herein individually as a "Global Growth Class" and collectively, together with any further class or classes from time to time established, as the "Global Growth Classes".

            (2) All Global Growth Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

                  (A) Class A shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                  (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection
            (H) below, each Global Growth Class B share shall convert automatically into Global Growth Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such Global Growth Class B share; such conversion shall be effected on the basis of the relative net asset values of Global Growth Class B shares and Global Growth Class A shares as determined by the Corporation on the date of conversion.

                  (C) Class C shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (E) Class I shares will not be subject to any front-end sales loads or contingent deferred sales charges.

                  (F) Class R shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (G) Expenses related solely to a particular Global Growth
            Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Global Growth Classes) shall be borne by that Global Growth Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Growth Class.

                  (H) At such time as shall be permitted under the Investment
            Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the Global Growth Series, shares of a particular Global Growth Class may be automatically converted into shares of another Global Growth Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

                  (I) As to any matter with respect to which a separate vote of any Global Growth Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (G) above), such requirement as to a separate vote by the Global Growth Class shall apply in lieu of single Global Growth Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Growth Classes shall vote together as a single Global Growth Class on any such matter that shall have the same effect on each such Global Growth Class. As to any matter that does not affect the interest of a particular Global Growth Class, only the holders of shares of the affected Global Growth Class shall be entitled to vote.

            THIRD: (a) The total number of shares of capital stock of all classes of the Seligman Global Smaller Companies Fund of the Corporation (the "Global Smaller Companies Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into five classes designated as Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Global Smaller Companies Series. The number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Global Smaller Companies Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such class and y equaled one-fifth of the authorized but unissued shares of Common Stock of all classes of the Global Smaller Companies Series; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D and Class I Common Stock of the Global Smaller Companies Series did not exceed the authorized number of shares of Common Stock of the Global Smaller Companies Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such class.

            (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the Global Smaller Companies Series into the following classes, has provided for the issuance of shares of such classes and has set the following terms of such sub-classes.

            (1) The total number of shares of all classes of stock which the Global Smaller Companies Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the Global Smaller Companies Series shall have six classes of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Class I Common Stock and Class R Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock, of Class D Common Stock, of Class I Common Stock and of Class R Common Stock of the Global Smaller Companies Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such class and y equals one-sixth of the authorized but unissued shares of Common Stock of all classes of the Global Smaller Companies Series; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D, Class I and Class R

      Common Stock of the Global Smaller Companies Series shall not exceed the authorized number of shares of Common Stock of the Global Smaller Companies Series (i.e., 400,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any subclass of Common Stock of the Global Smaller Companies Series shall be referred to herein individually as a "Global Smaller Companies Class" and collectively, together with any further class or classes from time to time established, as the "Global Smaller Companies Classes".

            (2) All Global Smaller Companies Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

                  (A) Class A shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                  (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection
            (H) below, each Global Smaller Companies Class B share shall convert automatically into Global Smaller Companies Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such Global Smaller Companies Class B share; such conversion shall be effected on the basis of the relative net asset values of Global Smaller Companies Class B shares and Global Smaller Companies Class A shares as determined by the Corporation on the date of conversion.

                  (C) Class C shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (E) Class I shares will not be subject to any front-end sales loads or contingent deferred sales charges.

                  (F) Class R shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (G) Expenses related solely to a particular Global Smaller
            Companies Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Global Smaller Companies Classes) shall be borne by that Global Smaller Companies Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Smaller Companies Class.

                  (H) At such time as shall be permitted under the Investment
            Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the Global Smaller Companies Series, shares of a particular Global Smaller Companies Class may be automatically converted into shares of another Global Smaller Companies Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

                  (I) As to any matter with respect to which a separate vote of any Global Smaller Companies Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (G) above), such requirement as to a separate vote by that Global Smaller Companies Class shall apply in lieu of single Global Smaller Companies Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Smaller Companies Classes shall vote together as a single Global Smaller Companies Class on any such matter that shall have the same effect on each such Global Smaller Companies Class. As to any matter that does not affect the interest of a particular Global Smaller Companies Class, only the holders of shares of the affected Global Smaller Companies Class shall be entitled to vote.

            FOURTH: (a) The total number of shares of capital stock of all classes of the Seligman Global Technology Fund of the Corporation (the "Global Technology Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into four classes designated as Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock of the Global Technology Series. The number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock of the Global Technology

Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such class and y equaled one-fourth of the authorized but unissued shares of Common Stock of all classes of the Global Technology Series; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C and Class D Common Stock of the Global Technology Series did not exceed the authorized number of shares of Common Stock of the Global Technology Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each class was to have been rounded down to the nearest whole number of shares of such class.

            (b): Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock of the Global Technology Series into the following classes, has provided for the issuance of shares of such classes and has set the following terms of such -classes.

            (1) The total number of shares of all classes of stock which the Global Technology Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the Global Technology Series shall have five classes of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class R Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock, of Class D Common Stock and of Class R Common Stock of the Global Technology Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such class and y equals one-fifth of the authorized but unissued shares of Common Stock of all classes of the Global Technology Series; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D and Class R Common Stock of the Global Technology Series shall not exceed the authorized number of shares of Common Stock of the Global Technology Series (i.e., 400,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Any class of Common Stock of the Global Technology Series shall be referred to herein individually as a "Global Technology Class" and collectively, together with any further class or classes from time to time established, as the "Global Technology Classes".

            (2) All Global Technology Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

                  (A) Class A shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                  (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection
            (G) below, each Global Technology Class B share shall convert automatically into Global Technology Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such Global Technology Class B share; such conversion shall be effected on the basis of the relative net asset values of Global Technology Class B shares and Global Technology Class A shares as determined by the Corporation on the date of conversion.

                  (C) Class C shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (E) Class R shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (F) Expenses related solely to a particular Global Technology
            Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the Global Technology Classes) shall be borne by that Global Technology Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Technology Class.

                  (G) At such time as shall be permitted under the Investment
            Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the Global Technology Series, shares of a particular Global Technology Class may be automatically converted into shares of another Global Technology Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

                  (H) As to any matter with respect to which a separate vote of any Global Technology Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (F) above), such requirement as to a separate vote by that Global Technology Class shall apply in lieu of single Global Technology Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Technology Classes shall vote together as a single Global Technology Class on any such matter that shall have the same effect on each such Class. As to any matter that does not affect the interest of a particular Global Technology Class, only the holders of shares of the affected Global Technology Class shall be entitled to vote.

            FIFTH: (a) The total number of shares of capital stock of all classes of the Seligman International Growth Fund of the Corporation (the "International Growth Series") which the Corporation has authority to issue is 400,000,000 shares, which were previously classified by the Board of Directors of the Corporation into five subclasses designated as Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the International Growth Series. The number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the International Growth Series each consisted of the sum of x and y, where x equaled the issued and outstanding shares of such class and y equaled one-fifth of the authorized but unissued shares of Common Stock of all classes of the International Growth Series; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D and Class I Common Stock of the International Growth Series did not exceed the authorized number of shares of Common Stock of the International Growth Series; and, in the event application of the formula above would have resulted, at any time, in fractional shares, the applicable number of authorized shares of each subclass was to have been rounded down to the nearest whole number of shares of such class.

            (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock and Class I Common Stock of the International Growth Series into the following subclasses, has provided for the issuance of shares of such classes and has set the following terms of such classes:.

            (1) The total number of shares of all classes of stock which the International Growth Series has authority to issue is 400,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $400,000. The Common Stock of the International Growth Series shall have six classes of shares, which shall be designated Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, Class I Common Stock and Class R Common Stock. The number of authorized shares of Class A Common Stock, of Class B Common Stock, of Class C Common Stock, of Class D Common Stock, of Class I Common Stock and of Class R Common Stock shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such class and y equals one-sixth of the authorized but unissued shares of Common Stock of all classes of the International Growth Series; provided that at all times the aggregate authorized, issued and outstanding shares of Class A, Class B, Class C, Class D, Class I and Class RCommon Stock of the International Growth Series shall not exceed the authorized number of shares of Common Stock of the International Growth Series (i.e., 400,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each subclass shall be rounded down to the nearest whole number of shares of such class. Any class of Common Stock of the International Growth Series shall be referred to herein individually as an "International Growth Class" and collectively, together with any further class or classes from time to time established, as the "International Growth Classes".

            (2) All International Growth Classes shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

                  (A) Class A shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established by the Board of Directors from time to time in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                  (B) Class B shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD. Subject to subsection
            (H) below, each Class B share shall convert automatically into International Growth Class A shares on the last business day of the month that precedes the eighth anniversary of the date of issuance of such International Growth Class B share; such conversion shall be effected on the basis of the relative net asset values of International Growth Class B shares and International Growth Class A shares as determined by the Corporation on the date of conversion.

                  (C) Class C shares may be subject to such front-end sales
            charges and such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (D) Class D shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (E) Class I shares will not be subject to any front-end sales loads or contingent deferred sales charges.

                  (F) Class R shares may be subject to such contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

                  (G) Expenses related solely to a particular International
            Growth Class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may differ between the International Growth Classes) shall be borne by that International Growth Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that International Growth Class.

                  (H) At such time as shall be permitted under the Investment
            Company Act, any applicable rules and regulations thereunder and the provisions of any exemptive order applicable to the Corporation, and as may be determined by the Board of Directors and disclosed in the then current prospectus of the International Growth Series shares of a particular International Growth Class may be automatically converted into shares of another International Growth Class; provided, however, that such conversion shall be subject to the continuing availability of an opinion of counsel to the effect that such conversion does not constitute a taxable event under Federal income tax law. The Board of Directors, in its sole discretion, may suspend any conversion rights if such opinion is no longer available.

                  (I) As to any matter with respect to which a separate vote of any International Growth Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (G) above), such requirement as to a separate vote by that International Growth Class shall apply in lieu of single International Growth Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the International Growth Classes shall vote together as a single International Growth Class on any such matter that shall have the same effect on each such International Growth Class. As to any matter that does not affect the interest of a particular International Growth Class, only the holders of shares of the affected International Growth Class shall be entitled to vote.

      SIXTH: These Articles Supplementary do not change the total number of authorized shares of the Corporation.

            IN WITNESS WHEREOF, SELIGMAN GLOBAL FUND SERIES, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary, and each of said officers of the Corporation has also acknowledged these Articles Supplementary to be the corporate act of the Corporation and has stated under penalties of perjury that to the best of his knowledge, information and belief that the matters and facts set forth with respect to approval are true in all material respects, all on April 24, 2003.

                                             SELIGMAN GLOBAL FUND SERIES, INC.


                                             By:  /s/ Brian T. Zino
                                                --------------------------------
                                                      Brian T. Zino, President
Witness:


/s/ Frank J. Nasta
-------------------------------------
    Frank J. Nasta, Secretary